UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

COMMSCOPE HOLDING COMPANY, INC.

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Your Vote Counts! COMMSCOPE HOLDING COMPANY, INC 2021 Annual Meeting Vote by May 06, 202111:59 PM ET you invested in COMMSCOPE HOLDING COMPANY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 07, 2021. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a Via live webcast at: https://web.lumiagm.com/285972254 Control # Vote in Person at the Meeting* May 07, 2021 1:00 PM EDT If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. COMMSCOPE HOLDING COMPANY, INC 2021 Annual Meeting Vote by May 06, 2021 11:59 PM ET Board Voting Items Recommends 1. Approval of an amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors. ©For 3a. Election of Mary S. Chan as a Class II director For 3b. Election of Stephen C. Gray as a Class II director For 3c. Election of L. William Krause as a Class II director ©For 3d. Election of Derrick A. Roman as a Class III director ©For 4. Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement. ©For 5. Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan. ©For 6. Approval of the termination of executive performance options and grant of selective performance-based retention equity awards. ©For 7. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021. ©For NOTE: Proposal 2. Election of two directors by holders of Series A Convertible Preferred Stock. (Not applicable)